UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: November 8, 2005

FENTURA FINANCIAL, INC.
(Exact Name of Registrant as Specified in Charter)

Michigan (State or Other Jurisdiction of Incorporation)	000-23550 (Commission File Number)	38-2806518 (IRS Employer Identification No.)

175 North Leroy Street P.O. Box 725 Fenton, Michigan (Address of principal executive office)	48430-0725 (Zip Code)

Registrant’s telephone number, including area code: (810) 629-2263

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]    Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425)
[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Section 8.01    Other Events

On November 8, 2005, Fentura Financial, Inc. issued a press release announcing the investment in North Star Financial Holdings, Inc., a newly formed Michigan bank. The State Bank of Michigan, a subsidiary of Fentura Financial, Inc., will provide various loan services to assist NSTAR Community Bank in meeting loan needs of its customers. Similar arrangements made be made in the future for The State Bank to provide services for other financial products and services shared between the two banks.

Section 9.01    Financial Statements and Exhibits

(c)	Exhibit

99.1	Press Release Dated November 8, 2005.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 9, 2005	FENTURA FINANCIAL, INC. (Registrant) By: /s/ Donald L. Grill Donald L. Grill President and CEO

EXHIBIT INDEX

      99.1    Press Release Dated November 8, 2005